UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 16, 2006

Southwest Gas Corporation

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

1-7850	88-0085720
(Commission File Number)	(I.R.S. Employer Identification No.)

5241 Spring Mountain Road Post Office Box 98510 Las Vegas, Nevada	89193-8510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 876-7237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 16, 2006, Southwest Gas Corporation (the “Company”) entered into a Sales Agency Financing Agreement (the “Agreement”) with BNY Capital Markets, Inc. (“BNY”) relating to the issuance and sale of up to $45 million aggregate amount of shares (the “Shares”) of the Company’s common stock, par value $1.00 per share (“Common Stock”) over a twenty-four month period commencing on the execution of the Agreement.

The Shares will be issued pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-106419), which was declared effective by the Securities and Exchange Commission on April 15, 2004.

The Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “report”), and the description of the material terms of the Agreement is qualified in its entirety by reference to that exhibit. For a more detailed description of the Agreement, see the disclosure under the caption “Plan of Distribution” contained in the Company’s prospectus supplement, dated March 16, 2006 (the “Prospectus Supplement”), to the Prospectus dated April 15, 2004, as previously supplemented. The Prospectus Supplement, the Prospectus and all other supplements to the Prospectus have been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, which disclosure is hereby incorporated reference. The Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement. A copy of the opinion of Morrison & Foerster LLP relating to the legality of the Shares is filed as Exhibit 5.1 to this report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include information regarding the Company’s expectations, goals or intentions regarding the future, including but not limited to statements regarding the Company’s issuance of its common stock. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. Factors that could cause actual results to differ are discussed under the heading “Company Risk Factors” in the Prospectus Supplement and in other sections of the Company’s Form 10-K for the fiscal year ended December 31, 2005, on file with the Securities and Exchange Commission, and in its other current and periodic reports filed from time to time with the Commission. All forward-looking statements in this document are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

1.1	Sales Agency Financing Agreement, dated March 16, 2006, between Southwest Gas Corporation and BNY Capital Markets, Inc.

3.(II)	Bylaws

5.1	Opinion of Morrison & Foerster LLP.

23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS CORPORATION

Date: March 16, 2006	By:	/s/ Roy R. Centrella
Roy R. Centrella
Vice President/Controller and Chief Accounting Officer

Index to Exhibits

Exhibit No.	Description

1.1	Sales Agency Financing Agreement, dated March 16, 2006, between Southwest Gas Corporation and BNY Capital Markets, Inc.

3.(II)	Bylaws

5.1	Opinion of Morrison & Foerster LLP.

23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).